UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2016

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

An Annual General Meeting of Shareholders (“AGM”) of TE Connectivity Ltd. (the “Company” or “TE”) was held on March 2, 2016 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 318,120,391 registered shares (87.38% of 364,056,852 registered shares outstanding and entitled to vote as of February 11, 2016, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Other than with respect to Agenda Item No. 14, percentages indicated below reflect the percentage of the total number of votes cast with respect to the proposal.  Percentages indicated below with respect to Agenda Item No. 14 reflect the percentage of the total number of registered shares voted at the AGM with respect to this proposal.

Agenda Item No. 1.  Election of twelve (12) directors:

1.1  Pierre R. Brondeau

A total of 297,065,024 shares (99.14%) were voted for and 2,581,610 shares (0.86%) were counted as voted against this director.  Additionally, there were 2,047,991 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.2  Terrence R. Curtin

A total of 300,636,064 shares (99.81%) were voted for and 578,877 shares (0.19%) were counted as voted against this director.  Additionally, there were 479,684 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.3  Carol A. (“John”) Davidson

A total of 299,547,343 shares (99.45%) were voted for and 1,664,811 shares (0.55%) were counted as voted against this director.  Additionally, there were 482,471 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.4  Juergen W. Gromer

A total of 300,762,575 shares (99.85%) were voted for and 450,062 shares (0.15%) were counted as voted against this director.  Additionally, there were 481,988 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.5  William A. Jeffrey

A total of 299,362,623 shares (99.91%) were voted for and 282,051 shares (0.09%) were counted as voted against this director.  Additionally, there were 2,049,951 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.6  Thomas J. Lynch

A total of 291,401,757 shares (96.96%) were voted for and 9,134,721 shares (3.04%) were counted as voted against this director.  Additionally, there were 1,158,147 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.7  Yong Nam

A total of 299,109,205 shares (99.82%) were voted for and 533,665 shares (0.18%) were counted as voted against this director.  Additionally, there were 2,051,755 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.8  Daniel J. Phelan

A total of 300,900,410 shares (99.90%) were voted for and 315,214 shares (0.10%) were counted as voted against this director.  Additionally, there were 479,001 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.9  Paula A. Sneed

A total of 300,050,788 shares (99.61%) were voted for and 1,164,830 shares (0.39%) were counted as voted against this director.  Additionally, there were 479,007 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.10  Mark C. Trudeau

A total of 291,542,748 shares (96.79%) were voted for and 9,667,257 shares (3.21%) were counted as voted against this director.  Additionally, there were 484,620 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.11  John C. Van Scoter

A total of 300,924,276 shares (99.90%) were voted for and 291,157 shares (0.10%) were counted as voted against this director.  Additionally, there were 479,192 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.12  Laura H. Wright

A total of 299,989,668 shares (99.59%) were voted for and 1,225,806 shares (0.41%) were counted as voted against this director.  Additionally, there were 479,151 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 2.  Election of Thomas J. Lynch as the Chairman of the Board of Directors:

A total of 236,192,830 shares (78.60%) were voted for and 64,294,264 shares (21.40%) were counted as voted against the election of Thomas J. Lynch as the Chairman of the Board of Directors.  Additionally, there were 1,207,531 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 3.  Election of the individual members of the Management Development and Compensation Committee:

3.1  Daniel J. Phelan

A total of 300,998,733 shares (99.90%) were voted for and 296,401 shares (0.10%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 399,491 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.2  Paula A. Sneed

A total of 300,995,017 shares (99.90%) were voted for and 302,620 shares (0.10%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.

Additionally, there were 396,988 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.3  John C. Van Scoter

A total of 300,991,904 shares (99.90%) were voted for and 302,438 shares (0.10%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 400,283 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 4.  Election of Dr. Jvo Grundler, of Ernst & Young Ltd., or another individual representative of Ernst & Young Ltd. if Dr. Grundler is unable to serve at the meeting, as the independent proxy at the Company’s 2017 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2017 annual general meeting:

A total of 317,351,047 shares (99.87%) were voted for and 415,701 shares (0.13%) were counted as voted against this proposal.  Additionally, there were 353,643 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.1.  Approval of the 2015 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 25, 2015, the consolidated financial statements for the fiscal year ended September 25, 2015 and the Swiss Compensation Report for the fiscal year ended September 25, 2015):

A total of 317,172,091 shares (99.95%) were voted for and 188,619 shares (0.05%) were counted as voted against this proposal.  Additionally, there were 759,681 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.2.  Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015:

A total of 317,173,463 shares (99.94%) were voted for and 181,604 shares (0.06%) were counted as voted against this proposal.  Additionally, there were 765,324 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.3.  Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015:

A total of 317,197,827 shares (99.95%) were voted for and 154,354 shares (0.05%) were counted as voted against this proposal.  Additionally, there were 768,210 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 6.  Release of the members of the Board of Directors and executive officers of TE for their activities during the fiscal year ended September 25, 2015:

A total of 290,047,499 shares (96.40%) were voted for and 10,842,375 shares (3.60%) were counted as voted against this proposal.  Additionally, there were 804,751 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.1.  Election of Deloitte & Touche LLP as TE’s independent registered public accounting firm for fiscal year 2016:

A total of 316,034,026 shares (99.49%) were voted for and 1,624,268 shares (0.51%) were counted as voted against this proposal.  Additionally, there were 462,097 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.2.  Election of Deloitte AG, Zurich, Switzerland, as TE’s Swiss registered auditor until the next annual general meeting of TE:

A total of 316,449,040 shares (99.62%) were voted for and 1,201,174 shares (0.38%) were counted as voted against this proposal.  Additionally, there were 470,177 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.3.  Election of PricewaterhouseCoopers AG, Zurich, Switzerland, as TE’s special auditor until the next annual general meeting of TE:

A total of 316,897,495 shares (99.68%) were voted for and 1,024,919 shares (0.32%) were counted as voted against this proposal.  Additionally, there were 197,977 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 8.  Advisory vote to approve executive compensation:

A total of 291,870,091 shares (96.92%) were voted for and 9,277,889 shares (3.08%) were counted as voted against this proposal.  Additionally, there were 546,645 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 9.  Binding vote to approve fiscal year 2017 maximum aggregate compensation amount for executive management:

A total of 298,798,674 shares (99.52%) were voted for and 1,445,258 shares (0.48%) were counted as voted against this proposal.  Additionally, there were 1,450,693 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 10.  Binding vote to approve fiscal year 2017 maximum aggregate compensation amount for the Board of Directors:

A total of 293,882,578 shares (97.89%) were voted for and 6,334,520 shares (2.11%) were counted as voted against this proposal.  Additionally, there were 1,477,527 abstentions and 16,425,766 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 11.  Approval of the carryforward of unappropriated accumulated earnings at September 25, 2015:

A total of 317,413,084 shares (99.92%) were voted for and 265,944 shares (0.08%) were counted as voted against this proposal.  Additionally, there were 441,363 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 12.  Approval of a dividend payment to shareholders equal to $1.48 per issued share to be paid in four equal quarterly installments of $0.37 starting with the third fiscal quarter of 2016 and ending in the second fiscal quarter of 2017 pursuant to the terms of the dividend resolution:

A total of 317,719,342 shares (99.97%) were voted for and 96,382 shares (0.03%) were counted as voted against this proposal.  Additionally, there were 304,667 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 13.  Approval of an authorization related to TE’s share repurchase program:

A total of 262,427,460 shares (82.77%) were voted for and 54,627,473 shares (17.23%) were counted as voted against this proposal.  Additionally, there were 1,065,458 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 14.  Approval of authorized capital and related amendment to the articles of association:

A total of 282,605,395 shares (88.84%) were voted for and 35,514,996 shares (11.16%) were counted as voted against (including 35,137,124 votes cast against and 377,872 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 15.  Approval of a reduction of share capital for shares acquired under TE’s share repurchase program and related amendments to the articles of association:

A total of 317,489,232 shares (99.90%) were voted for and 310,426 shares (0.10%) were counted as voted against this proposal.  Additionally, there were 320,733 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 16.  Approval of any adjournments or postponements of the AGM:

A total of 232,391,795 shares (73.15%) were voted for and 85,297,807 shares (26.85%) were counted as voted against this proposal.  Additionally, there were 430,789 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Item 8.01.  Other Events

On March 2, 2016, the Company issued a press release announcing the board of directors’ decision to authorize an increase in the Company’s share repurchase program by $1.0 billion.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued March 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TE CONNECTIVITY LTD.

Date: March 3, 2016	By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Corporate Secretary